FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
This Fifth Amendment to Eighth Restated Credit Agreement (this “Fifth Amendment”) is effective as of October 31, 2011 (the “Fifth Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), the Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).
W I T N E S S E T H:
WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended by this Fifth Amendment); and
WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and
WHEREAS, Parent and the Borrowers have advised Administrative Agent and the Lenders that the Borrowers intend to sell or otherwise dispose of all or certain of their Oil and Gas Properties located in the oil and natural gas fields commonly referred to as the “Williston Basin” in eastern Montana, western North and South Dakota, and southern Saskatchewan, the “Powder River Basin” in southeastern Montana and northeastern Wyoming, the “Greater Green River Basin” in southwestern Wyoming, and the “San Juan Basin” in northwestern New Mexico, southwestern Colorado, northwestern Arizona and southeastern Utah, in each case owned by the Parent and/or the Borrowers on the Fifth Amendment Effective Date (such Oil and Gas Properties collectively, the “Rocky Mountain Properties”); and
WHEREAS, Parent and the Borrowers have advised Administrative Agent and the Lenders that Green Country intends to sell or otherwise transfer substantially all of its Properties and discontinue its operations of oilfield supply stores in Enid, Pawhuska and Ratliff City, Oklahoma; and
WHEREAS, the parties hereto desire to (i) amend certain terms of the Credit Agreement in certain respects including, without limitation, to permit the sale of the Rocky Mountain Properties and the GCS Assets, and (ii) reaffirm the Borrowing Base in an amount equal to $375,000,000, to be effective as of the Fifth Amendment Effective Date and continuing until the next redetermination of the Borrowing Base thereafter.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and Lenders hereby agree as follows:

Section 1.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 1.
1.1    Amended and Restated Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.
1.2    Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:
“Fifth Amendment” means that certain Fifth Amendment to Eighth Restated Credit Agreement dated effective as October 31, 2011, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.
“GCS Assets” means the Properties owned by Green Country; provided that GCS Assets shall not include any Oil and Gas Properties that were listed in the Reserve Report utilized by the Lenders in the most recent determination of the Borrowing Base hereunder.
“Rocky Mountain Properties” has the meaning given to such term in the Fifth Amendment.
1.3    Amendment to Notice of Sales of Oil and Gas Properties Covenant. Section 8.01(h) of the Credit Agreement is hereby amended by deleting the reference to “Section 9.12(e)” contained therein and inserting in lieu thereof a reference to “Section 9.12(f)”.
1.4    Amendment to Mergers Covenant. Section 9.11 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
“Section 9.11    Mergers, Etc.    Neither Parent, any Borrower nor any other Credit Party will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (any such transaction, a “consolidation”); provided that any Borrower may participate in a consolidation with any other Borrower; provided further that any Borrower or other Credit Party may dispose of all or substantially all of its Property to the extent permitted by Section 9.12; provided further that any Restricted Subsidiary may participate in a consolidation with a Borrower (provided that a Borrower shall be the continuing or surviving Person) or any other Restricted Subsidiary that is a Domestic Subsidiary (provided that if one of such parties to the consolidation is a Foreign Subsidiary, such Domestic Subsidiary shall be the continuing or surviving Person) and if one of such Restricted Subsidiaries is a Wholly-Owned Subsidiary, then the continuing or surviving Person shall be a Wholly-Owned Subsidiary; provided further that, so long as no Default or Event of Default then exists or would otherwise result therefrom, any Borrower may merge with another Person if such Borrower is the continuing or surviving Person in such merger; provided further that, so long as no Default or Event of Default then exists or would otherwise result therefrom, Parent may merge with another Person if Parent is the continuing or surviving Person in such merger. For the purposes of this Section, a Person shall be deemed to be the continuing or surviving Person following a merger or consolidation only if (a) such Person is designated as the continuing or surviving Person on any applicable certificates evidencing such consolidation or merger that are filed with any Governmental Authority and (b) such Person is considered to be the continuing or surviving Person for all other purposes including, without limitation, for purposes of GAAP.”
1.5    Amendment to Asset Sale Covenant. Section 9.12 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
“Section 9.12    Sale of Oil and Gas Properties; Termination of Swap Agreements. Parent and the Borrowers will not, and will not permit any other Credit Party to, sell, assign, farm-out, convey or otherwise dispose of or transfer any Oil and Gas Property (or Equity Interests in any Person owning Oil and Gas Properties) or to terminate any Swap Agreement in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto) except for (a) the sale, lease, transfer or other disposition of any Oil and Gas Properties from one Borrower to another Borrower (other than Green Country); provided that all documents required under Section 8.14 in connection with such transfer are delivered to the Administrative Agent on the date of such transfer; (b) the sale of Hydrocarbons and other Property in the ordinary course of business; (c) farmouts, sales or other dispositions of undeveloped acreage and assignments in connection with such transactions; (d) the sale or transfer of equipment in the ordinary course of business or that is no longer necessary for the business of such Credit Party or is replaced by equipment of at least comparable value and use; (e) the sale or other disposition of any or all of the GCS Assets and the Rocky Mountain Properties at any time prior to May 1, 2012; provided, that (1) no Default or Event of Default exists or would exist after giving effect to such sale or other disposition, (2) the total Credit Exposures of all of the Lenders does not exceed the Borrowing Base at the time of such sale or disposition, (3) 100% of the consideration received in respect of such sale shall be cash, (4) the consideration received in respect of such sale or other disposition shall be equal or greater than the fair market value of the Rocky Mountain Properties or GCS Assets so sold (in each case as determined by the Parent and the Borrowers in good faith), and (5) in the case of any sale of Rocky Mountain Properties, Administrative Agent shall have received a list of all such Rocky Mountain Properties being sold or otherwise disposed of in form and substance acceptable to the Administrative Agent at least ten (10) Business Days prior to the closing of any such sale and Administrative Agent shall have approved such list as being Rocky Mountain Properties in writing, and (f) provided no Default or Event of Default exists or would exist after giving effect to such sale or other disposition, and provided further that the total Credit Exposures of all of the Lenders does not exceed the Borrowing Base at the time of such sale or disposition of any Oil and Gas Property or the termination of any Swap Agreement in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto), the sale or other disposition of any Oil and Gas Property or the termination of any Swap Agreements in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto) that is not otherwise permitted by the foregoing clauses (a) through (e); provided that (i) the aggregate value (which, for purposes hereof, shall mean the value the Administrative Agent attributes to such Oil and Gas Property or Swap Agreement (including, as applicable, any trade confirmations made pursuant thereto) for purposes of the most recent redetermination of the Borrowing Base) of such Properties sold or disposed of pursuant to this clause (f) in any period between Scheduled Redeterminations shall not exceed five percent (5%) of the Borrowing Base then in effect and (ii) upon any termination of any Swap Agreement (including, as applicable, any trade confirmations made pursuant thereto), Administrative Agent may, by notifying the Borrowers (or the Borrower Representative thereof), elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations and any such redetermination shall not be considered an Interim Redetermination.”
Section 2.    Borrowing Base Reaffirmation. Pursuant to Section 2.07 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Borrowing Base shall be reaffirmed at $375,000,000 effective as of the Fifth Amendment Effective Date, and continuing until the next Scheduled Redetermination, Interim Redetermination or other redetermination of the Borrowing Base thereafter. Borrower Representative (on behalf of each Borrower), Parent and Lenders agree that the reaffirmation of the Borrowing Base provided for in this Section 2 shall be considered and deemed to be the November 1, 2011 Scheduled Redetermination.
Section 3.    Conditions Precedent. The effectiveness of (i) the amendments to the Credit Agreement contained in Section 1 hereof, and (ii) the reaffirmation of the Borrowing Base contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:
3.1    No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.
3.2    Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Fifth Amendment and the transactions contemplated hereby.
Section 4.    Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Fifth Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:
4.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.
4.2    Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Fifth Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.
4.3    Validity and Enforceability. This Fifth Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.
4.4    No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.
Section 5.    Miscellaneous.
5.1    Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Fifth Amendment.
5.2    Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.3    Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fifth Amendment and all related documents.
5.4    Counterparts. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until Parent, Borrowers and the Required Lenders have executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.
5.5    Complete Agreement. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
5.6    Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.
5.7    Effectiveness. This Fifth Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and the Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.
5.8    Governing Law. This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.
[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC.,
a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

	By:	/s/ Mark E. Olson
Mark E. Olson,
Authorized Officer

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Vice President

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Don J. McKinnerny
Name:	Don J. McKinnerny
Title:	Authorized Signatory

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Catherine Stacy
Name:	Catherine Stacy
Title:	Vice President

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

BANK OF SCOTLAND plc,
as a Lender

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

COMERICA BANK,
as a Lender

By:	/s/ Katya Evseev
Name:	Katya Evseev
Title:	Corporate Banking Officer

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

NATIXIS,
as a Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Managing Director

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Yoven Moorooven
Name:	Yoven Moorooven
Title:	Division Director

By:	/s/ Joel Outlaw
Name:	Joel Outlaw
Title:	Associate Director
Legal Risk Management

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David T. Helffrich, III
Name:	David T. Helffrich, III
Title:	Vice President

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

COMPASS BANK,
as a Lender

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Associate

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ING CAPITAL LLC,
as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Vice President

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

UNION BANK, N.A.,
as a Lender

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Vice President

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

Signature Page
FIFTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.